UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14C


                Information Statement Pursuant to Section 14 (c)
            of the Securities Exchange Act of 1934 (Amendment No. 3)


Check the appropriate Box:
    [X]  Preliminary Information Statement
    [ ] Confidential, for use of the Commission Only (as permitted by Rule 14c-5(d)(2))
    [ ]  Definitive Information Statement

                             PARK CITY GROUP, INC.
                 ------------------------------------------------
                 (Name of Registrant As Specified In Its Charter

Payment of Filing Fee (Check the appropriate box):
  [X]   No fee required
  [ ]   Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-1:
        (1)  Title of each class of securities to which transaction applies: NA
        (2)  Aggregate number of securities to which transaction applies: NA
        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): NA
        (4)  Proposed maximum aggregate value of transaction: NA
        (5)  Total Fee Paid: NA
[ ] Fee paid previously with preliminary materials
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previously filing by registration statement number, or the Form or Schedule and the date of its filing.
    (1). Amount Previously Paid: $0
    (2). Form, Schedule or Registration Statement No. NA
    (3). Filing Party: NA
    (4). Date Filed:


        Contact Person: A. O. Headman, Jr., ESQ, Cohne Rappaport & Segal
             525 East 100 South 5th Floor, Salt Lake City, UT 84102;
                      Tel: 801-532-2666, Fax: 801-355-1813

                              PARK CITY GROUP, INC.
                           333 Main Street, Suite 300
                               Park City, UT 84060

          NOTICE OF ACTION TO BE TAKEN WITHOUT A STOCKHOLDERS' MEETING
--------------------------------------------------------------------------------

TO OUR STOCKHOLDERS:

         Notice is hereby given that Park City Group, Inc. plans to take certain corporate action pursuant to the written consent of our Board of Directors and the holders of a majority of our outstanding voting securities ("Majority Stockholders"). The action we plan to take is to amend our Articles of Incorporation to increase the number of shares of common stock which we are authorized to issue from 300,000,000 to 500,000,000 ("Increased Capital Proposal").

         On March 1, 2004, our Board of Directors unanimously approved the Increased Capital Proposal and the Majority Stockholders have consented in writing to the Increased Capital Proposal.

         The Increased Capital Proposal will be effected through an amendment to our Articles of Incorporation.

         The Board of Directors has fixed the close of business on March 10, 2004, as the Record Date for determining the stockholders entitled to notice of the foregoing.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS' MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN AND NO PROXY OR VOTE IS SOLICITED BY THIS NOTICE.


April 26, 2004


                                              By Order of the Board of Directors

                              PARK CITY GROUP, INC.
                           333 Main Street, Suite 300
                               Park City, UT 84060
                        PRELIMINARY INFORMATION STATEMENT
                                 April 26, 2004


           This Information Statement is being provided to you by the
                   Board of Directors of Park City Group, Inc.
                              _____________________

         This Information Statement and the Notice of Action Taken Without a Stockholders' Meeting (jointly, the "Information Statement") is furnished by the Board of Directors of Park City Group, Inc. (the "Company" or "Park City Group), a Nevada corporation, to the holders of the Park City Group's common stock at March 10, 2004 (the "Record Date") to provide information with respect to action taken by the written consent of the Majority Stockholders. The Majority Stockholders approved by written consent, a proposal (the "Increased Capital Proposal") to amend our Articles of Incorporation to increase the number of shares of common stock which we are authorized to issue from 300,000,000 to 500,000,000

         The Board of Directors decided to obtain written consent of the Majority Stockholders in order to avoid the costs and management time required to hold a special meeting of stockholders. All required corporate approvals of the Increased Capital Proposal have been obtained, subject to furnishing this notice and 20 days elapsing from the date of this notice. This Information Statement is furnished solely for the purpose of informing stockholders of this corporate action in the manner required by Rule 14c-2(b) under the Securities Exchange Act of 1934, as amended.

                        WE ARE NOT ASKING YOU FOR A PROXY
                  AND YOU ARE REQUESTED NOT TO SEND US A PROXY

            THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDER'S MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

         The Company has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of our common stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

              INTEREST OF CERTAIN PERSONS IN FAVOR OF OR OPPOSITION
                              TO MATTERS ACTED UPON

         The Company is not aware of any interest that would be substantially affected through the adoption of the Increased Capital Proposal whether adversely or otherwise.

                               VOTING SECURITIES

         As of the Record Date, the Company's authorized capitalization consisted of 300,000,000 shares of common stock, par value $.01 per share, and 30,000,000 shares of preferred stock, par value $.01 per share. At March 10, 2004, there were 243,644,240 shares of common stock outstanding and no shares of preferred stock outstanding.

         Each share of common stock entitles its holder to one vote on each matter submitted to the common stockholders for a vote. We have obtained the written consent of the Majority Stockholders representing 172,250,125 votes on the Increased Capital Proposal.


                           INCREASED CAPITAL PROPOSAL
                       INCREASE IN AUTHORIZED COMMON STOCK

General

         Our Board of Directors has unanimously approved a proposal to amend our Articles of Incorporation to increase the number of shares of common stock which we are authorized to issue from 300,000,000 to 500,000,000. Our Board has recommended to our Majority Stockholders that they vote in favor of the Increased Capital Proposal and our Majority Stockholders have voted in favor of the Increased Capital Proposal. The votes of our Majority Stockholders were obtained by written consent.

Consent Required

         Approval of the Increased Capital Proposal, through an amendment to our Articles of Incorporation, requires the consent of the holders of a majority of the outstanding voting shares. The Majority Stockholders beneficially own 172,250,125 shares of our common stock representing approximately 71% of the votes that could be cast by the holders of our outstanding voting shares as of the Record Date. The Majority Stockholders have given their written consent to this Increased Capital Proposal and accordingly, the requisite stockholder approval of this Proposal was obtained by the execution of the Majority Stockholders' written consent in favor of the Proposal.

Amendment

         Our Board of Directors and the Majority Stockholders have voted to amend Article V of our Articles of Incorporation to read as follows:

                        (Beginning of Amended Article V)

                                    ARTICLE V
                                  CAPITAL STOCK

         The total number of shares of all classes of capital stock that the Corporation has the authority to issue is 530,000,000 shares that are divided into two classes as follows:(1) 30,000,000 shares of Preferred Stock (Preferred Stock) $.01 par value per share, and (2) 500,000,000 shares of Common Stock (Common Stock) $.01 par value per share. This Corporation is authorized to issue two classes of shares. Except as may be otherwise required by law or this Certificate of Incorporation, each holder of Common Stock has one vote in respect of each share of stock held by him of record on the books of the corporation on all matters voted upon by the Stockholders.

         The Board of Directors may determine the preferences, limitations and relative rights, to the extent permitted by the Nevada Revised Statutes, of any class of shares of Preferred Stock before the issuance of any shares of that class, or of one or more series within a class before the issuance of any shares of that series. Each class or series shall be appropriately designated by a distinguishing designation prior to the issuance of any shares thereof. The Preferred Stock of all series shall have preferences, limitations and relative rights identical with those of other shares of the same series and, except to the extent otherwise provided in the description of the series, with those shares of the series of the same class

                           (End of Amended Article V)

Reasons for Increase in Capital

         The purpose of increasing the number of authorized shares of common stock is to provide additional authorized shares which may be issued to fulfill option and warrant obligations, to meet current debt obligations, for possible future financings, for possible future acquisitions and for such other corporate purposes as our Board of Directors determines appropriate in its discretion. These corporate purposes may include future stock splits, stock dividends or other distributions, future financings, acquisitions and stock options and other equity benefits under our employee benefit plans. We have no current plans for any acquisition but will consider the merits of potential acquisitions as opportunities may arise.


         Specifically, we have 300,000,000 common shares authorized and at March 10, 2004, the record date, we had 243,644,240 shares issued and outstanding. Since March 10, 2004, we have issued an additional 10,067,535 shares due to the exercise of options and warrants. We also have issued stock purchase warrants and stock options that may be converted into an additional 74,884,203 shares of common stock. Attached, as Exhibit A is a schedule of each of the outstanding options and warrants. Of the total, options and warrants for 32,999,020 shares are held by directors and executive officers, options for 573,000 shares are held by employees other than executive officers and the balance are held by outside lenders and investors. The investors received their warrants in connection with the merger of a subsidiary in which they were shareholders. The total of these issued and reserved shares comprises 328,595,978 shares, which is 28,595,978 shares over the 300,000,000 shares authorized. We presently have agreements in place with a number of option/warrant holders, who control 66,322,533 of the 74,884,203 options and warrants that are outstanding, to not exercise until after the increase of authorized shares is finalized. This leaves no shares of common stock available for issuance in connection with any future acquisitions and/or financing transactions.

         It should be noted that the approval of this amendment to the Articles of Incorporation of the Company, to increase the number of authorized shares of common stock from 300,000,000 to 500,000,000, has the same effect as if the approval was a ratification of the sale of the purchase warrants and stock options to the holders thereof as listed on Exhibit A.

         As of April 16th, 2004 the Company entered into an agreement to pay-off certain current obligations of the Company using its common stock as the means of payment. The Company had five lenders, three of whom are directors, being Thomas W. Wilson, Jr., Bernard F. Brennan and Anthony E. Meyer and two of whom are affiliated investors, being Paul Higbee who is affiliated with AW Fields Acquisition, LLC, one of our largest shareholders, and Riverview Financial Corporation, a company controlled by our president, Randall K. Fields, all part of a group referred to as the Bridge Lenders. The Company issued 6,786,702 shares in exchange for the return of the Company's outstanding promissory notes, none of which was otherwise convertible, held by the Lenders, having a total due, with accrued interest, of $964,508. The exchange was done at the market price on the day the agreement was made. The Bridge Lenders also entered into a 90-day agreement with the Company to only sell if the per share market price of the stock is $0.14 or higher.

         This amendment to the Articles of Incorporation of the Company, to increase the number of authorized shares of common stock from 300,000,000 to 500,000,000, will also make available additional shares that could be issued as payment for other current obligations of the Company.


         The increase in the number of authorized shares of common stock would also enable us to promptly take advantage of market conditions and the availability of favorable opportunities without the delay and expense associated with holding a special meeting of stockholders.

         We have historically obtained capital for financing for working capital needs by private placements of shares of our common stock or convertible promissory notes and stock purchase warrants convertible into shares of common stock. Since the Company's revenues from operations have not been adequate to fund our operating expenses. We believe that we will likely need to rely upon additional private placements of our common stock and securities convertible into common stock to obtain working capital until we are able to operate at a profit on a regular basis. We have no current financing plans in place but anticipate that we will seek additional capital from the sale of our securities in the future just as we have done in the past.

         We believe that the financing that could be provided through authorization and private placements of additional shares of common stock is important to the economic viability of Park City Group. The Board of Directors also believes that it is prudent to have additional shares of common stock available for general corporate purposes. In addition to equity financings, these could include acquisitions of equity interests in potential acquisitions or for, stock dividends, stock splits or other recapitalizations, grants of stock as compensation, stock options and issuance of securities convertible into common stock. Our Board of Directors believes by failing to increase our authorized shares it would adversely affect our potential financing capabilities, which may ultimately affect our financial condition, and our ability to continue operations at the present level.

         The Board is authorized to issue shares of stock for consideration it deems adequate and as may be permitted by law. If the Board of Directors deems it to be in the best interests of Park City Group and our shareholders to issue additional shares of common stock in the future from authorized shares, it will generally not seek further authorization by vote of the shareholders, unless authorization is otherwise required by law or regulations. Shareholders of Park City Group have no preemptive right to acquire additional shares of common stock. This means that current shareholders do not have a right to purchase any new issue of shares of common stock in order to maintain their proportionate ownership interests in Park City Group.

         To the extent that additional authorized shares are issued in the future, they will decrease the existing shareholders' percentage equity ownership. Also, depending upon the price at which shares might be issued, they could have a dilutive effect upon earnings per share and on the voting power of existing shareholders, among other impacts. They could also reduce the amounts available on liquidation of Park City Group, if that should occur.

         Anti-Takeover Implications. The increase in the authorized number of shares of common stock and the subsequent issuance of such shares could have the effect of delaying or preventing a change in control of the Company without further action by the stockholders. Shares of authorized and unissued common stock could (within the limits imposed by applicable law) be issued in one or more transactions that would make a change in control of the Company more difficult, and therefore less likely. Any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of common stock, and such additional shares could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of the Company. The Board is not aware of any attempt to take control of the Company and has not presented this proposal with the intention that the increase in the authorized shares of common stock be used as a type of anti-takeover device. We have not entered into any agreements or adopted any plans, which we believe would give rise to anti-takeover efforts on our behalf. Neither our Articles of Incorporation nor our Bylaws have any specific provisions dealing with anti-takeover matters.

Summary

         We have no immediate specific plans to issue any of the additional shares of common stock that the proposed amendment would authorize except for use in connection with outstanding warrants and options. However, we believe it is appropriate to increase our authorized capital at this time. In summary, there are certain advantages and disadvantages of voting for an increase in our authorized common stock.

The advantages include:

         o The ability to raise capital by issuing capital stock in financing transactions.

         o The ability to fulfill our obligations by having common stock available upon the exercise of outstanding options and warrants.

         o To have shares of common stock available to pursue business expansion opportunities, if any.

The disadvantages include:

         o The issuance of authorized but unissued stock could be used to deter a potential takeover of Park City Group that may otherwise be beneficial to stockholders by diluting the shares held by a potential suitor or issuing shares to a shareholder that will vote in accordance with our Board of Directors' desires. A takeover may be beneficial to independent stockholders because, among other reasons, a potential suitor may offer such stockholders a premium for their shares of stock compared to the then-existing market price. We do not have any plans or proposals to adopt provisions or enter into agreements that may have material anti-takeover consequences.

         o Stockholders do not have any preemptive or similar rights to subscribe for or purchase any additional shares of common stock that may be issued in the future, and therefore, future issuances of common stock may, depending on the circumstances, have a dilutive effect on the earnings per share, voting power and other interests of the existing stockholders.

Blank Check Preferred Stock

         We have authorized 30,000,000 shares of preferred stock. Our class of preferred stock is "blank check" preferred stock. The term "blank check" refers to preferred stock, the creation and issuance of which is authorized in advance by the stockholders and the terms, rights and features of which are determined by our Board of Directors upon issuance without further stockholder approval. The authorization of such blank check preferred stock would permit the Board of Directors to authorize and issue preferred stock from time to time in one or more series.

         Subject to the provisions of our amended Articles of Incorporation and the limitations prescribed by law, the Board of Directors would be expressly authorized, at its discretion, to adopt resolutions to issue shares, to fix the number of shares and to change the number of shares constituting any series and to provide for or change the voting powers, designations, preferences and relative, participating, optional or other special rights, qualifications, limitations or restrictions thereof, including dividend rights (including whether the dividends are cumulative), dividend rates, terms of redemption (including sinking fund provisions), redemption prices, conversion rights and liquidation preferences of the shares constituting any series of the preferred stock, in each case without any further action or vote by the stockholders. The Board of Directors would be required to make any determination to issue shares of preferred stock based on its judgment as to the best interests of Park City Group and its stockholders.

         Although we have no plans to do so, our Board of Directors could use our preferred stock in an anti-takeover manner as described above.

                               DISSENTERS' RIGHTS

         There are no dissenters' rights applicable to the amendment of our Articles of Incorporation relating to Increased Capital Proposal.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT

         The following table sets forth information regarding shares of our Common Stock beneficially owned as of March 10, 2004 by: (1) each of our officers and directors; (ii) all officers and directors as a group; and (iii) each person known by us to beneficially own five percent or more of the outstanding shares of its common stock.

                                                 Common
Shareholder                                      Stock              Percentage
-----------                                      -----              ----------

Name, Position, and Address               Amount of Beneficial       Percent
of Beneficial Owner                           Ownership (1)         of class
-------------------                           -------------         --------

Randall K. Fields, President, CEO
and Chairman of the Board
Park City, Utah                             145,536,452 (2)          59.73%

Edward C. Dmytryk, Director
Ocala, Florida                                  862,660                .30%

Thomas W. Wilson Jr., Director
Westport, Connecticut                        14,157,034(3)            5.80%

Bernard F. Brennan, Director
Ponte Vedra Beach, Florida                   14,622,597(4)            6.00%

William R. Jones, Director
Cumming, Georgia                                158,300                .06%

Anthony E. Meyer, Director
New York, New York                            8,074,727               3.3%

Peter Jensen, CFO and Secretary
Salt Lake City, Utah                            333,336                .14%


Riverview Financial Corp.
Park City, Utah                             108,124,529(5)           44.38%

AW Fields Acquisition LLC
New York, NY                                 57,500,002(6)           23.6%

Executive Officers & Directors
as a Group (7 persons)                      183,745,106              75.4%


Total Shares Outstanding                    243,644,240             100%

* Less than 1%
-------------------------

(1) Beneficial ownership is determined in accordance with SEC rules and generally includes holding voting and investment power with respect to the securities. Shares of Common Stock subject to options or warrants currently exercisable, or exercisable within 60 days, are deemed outstanding for computing the percentage of the total number of shares beneficially owned by the designated person, but not deemed outstanding for computing the percentage of any other person.

(2) Includes 108,124,529 shares of common stock owned by Riverview Financial Corp., a corporation that is owned 100% by Randall K. Fields, and 0 shares issuable upon the exercise of currently exercisable options.

(3) Includes 9,299,505 shares of common stock issuable upon the exercise of currently excisable options and warrants.

(4) Includes 9,127,083 shares of common stock issuable upon the exercise of currently excisable options and warrants.

(5) These shares are owned directly by Riverview Financial Corp. but are included in the shares attributed to Randall K. Fields.

(6) Includes 28,750,001 shares of common stock issuable upon the exercise of currently excisable options and warrants


                         EXCHANGE OF STOCK CERTIFICATES

         No action need be taken by the Company's stockholders to exchange their stock certificates as a result of the Increased Capital Proposal.

                      ADDITIONAL AND AVAILABLE INFORMATION

         Park City Group is subject to the informational filing requirements of the Exchange Act and, in accordance therewith, is required to file periodic reports, proxy statements and other information with the SEC relating to its business, financial condition and other matters. Such reports, proxy statements and other information can be inspected and copied at the public reference facility maintained by the SEC at 450 Fifth Street, N.W., Room 1024, and Washington, D.C. 20549. Information regarding the public reference facilities may be obtained from the SEC by telephoning 1-800-SEC-0330. Our filings are also available to the public on the SEC's website (http://www.sec.gov). Copies of such materials may also be obtained by mail from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates.

                       STATEMENT OF ADDITIONAL INFORMATION

         Park City Group's Annual Report on Form 10-KSB for the year ended June 30, 2003 and Quarterly Reports on Form 10-QSB's, for the quarters ended September 30, 2003 and December 31, 2003 herein by this reference. Park City Croup's Forms 8-k filed on the following dates are incorporated herein by reference: July 14, 2003; October 20, 2003; January 7, 2004; January 8, 2004; January 14, 2004; January 29, 2004, February 5, 2004 and February 19, 2004.

         We will provide without charge to each person, including any beneficial owner of such person, to whom a copy of this Information Statement has been delivered, on written or oral request, a copy of any and all of the documents referred to above that have been or may be incorporated by reference herein other than exhibits to such documents (unless such exhibits are specifically incorporated by reference herein).

         All documents filed by Park City Group pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of this Information Statement shall be deemed to be incorporated by reference herein and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Information Statement.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                           COMPANY CONTACT INFORMATION

         All inquiries regarding the Company should be addressed to the Company's principal executive offices:

                              Park City Group, Inc.
                           333 Main Street, Suite 300
                               Park City, UT 84060
                                 (435) 649-2221


                                           By order of the Board of Directors:

                                            /s/ Randall K. Fields
                                           -------------------------------------
                                           President and Chief Executive Officer

                                                            EXHIBIT A
                                                      Park City Group, Inc.
                                                       Options & Warrants
                                                            3/31/2003


                                  Date of        2001         2002      2003        2004     3/31/2004                  Exercise
Name             Type              Grant       Granted       Granted   Granted    Granted   Outstanding  Expiration      Price
----             ----            --------      -------       -------   -------    -------   -----------  ----------     --------
                 Director
Thomas Wilson    options          10/17/01                    50,000                             50,000   10/17/06       0.1400
                 Director
William Jones    options          10/17/01                    50,000                             50,000   10/17/06       0.1400
                 Director
Edward Dmytryk   options          10/17/01                    50,000                             50,000   10/17/06       0.1400
                 Director
Edward Dmytryk   options          10/29/01                    75,000                             75,000   10/29/06       0.1400
Bernard F        Director
Brennan          options          12/27/01                   125,000                            125,000   12/27/06       0.1000
                 Director
Thomas Wilson    options          12/27/01                    75,000                             75,000   10/29/06       0.1400
                 Director
William Jones    options          10/29/01                    75,000                             75,000   10/29/06       0.1400
Anderson
Weinroth                          6/8/02                  11,666,667                         11,666,667   3/27/05        0.1000
                 Director
                 Option
Bernard F        Resolution FYE
Brennan          2003             7/6/02               -           -    125,000                 125,000   7/8/07         0.0800
                 Director
                 Option
                 Resolution FYE
Thomas Wilson    2003             7/6/02               -           -    125,000                 125,000   7/8/07         0.0800
                 Director
                 Option
                 Resolution FYE
William Jones    2003             7/6/02               -           -    125,000                 125,000   7/8/07         0.0800
                 Director
                 Option
                 Resolution FYE
Anthony Meyer    2003             7/6/02               -           -    125,000                 125,000   7/8/07         0.0800
                 Director
                 Option
                 Resolution FYE
Edward Dmytryk   2003             7/6/02               -           -    125,000                 125,000   7/8/07         0.0800

Edward Dmytryk   Management       7/21/03                                         200,000       200,000   7/18/13        0.0300

Edward Clissold                   7/21/03                                         200,000       200,000   7/18/13        0.0300

Peter Jensen     Management       7/21/03                                         200,000       200,000   7/18/13        0.0300

Carolyn Doll     Management       7/21/03                                         200,000       200,000   7/18/13        0.0300

Shaun Broadhead  Management       7/21/03                                         350,000       350,000   7/18/13        0.0300

William Dunlavy  Management       7/21/03                                         500,000       500,000   7/18/13        0.0300

Alex Rodriguez   Employee         9/15/03                                          15,000        15,000   9/12/13        0.0500

Andre Litster    Employee         9/15/03                                          40,000        40,000   9/12/13        0.0500

                                                               11

                                  Date of        2001         2002      2003        2004     3/31/2004                  Exercise
Name             Type              Grant       Granted       Granted   Granted    Granted   Outstanding  Expiration      Price
----             ----            --------      -------       -------   -------    -------   -----------  ----------     --------
Ariane Dunlavy   Employee         9/15/03                                          30,000        30,000   9/12/13        0.0500

Carmella Bovi    Employee         9/15/03                                          26,000        26,000   9/12/13        0.0500

Doree Tateoka    Employee         9/15/03                                          15,000        15,000   9/12/13        0.0500

Douglas Drolett  Employee         9/15/03                                          26,000        26,000   9/12/13        0.0500

Greg Drysdale    Employee         9/15/03                                          29,000        29,000   9/12/13        0.0500

Greg Jamison     Employee         9/15/03                                          19,500        19,500   9/12/13        0.0500

Jay Wagnon       Employee         9/15/03                                          29,000        29,000   9/12/13        0.0500

JuneAnn Oldham   Employee         9/15/03                                           5,000         5,000   9/12/13        0.0500

Liji Jinaraj     Employee         9/15/03                                          29,000        29,000   9/12/13        0.0500

Marc Stafford    Employee         9/15/03                                          30,000        30,000   9/12/13        0.0500

Nathan Moon      Employee         9/15/03                                          25,000        25,000   9/12/13        0.0500

Paul Targosz     Employee         9/15/03                                          39,000        39,000   9/12/13        0.0500

Richard Rothman  Employee         9/15/03                                          26,000        26,000   9/12/13        0.0500

Richard Sippos   Employee         9/15/03                                          13,000        13,000   9/12/13        0.0500

Scott Sorenson   Employee         9/15/03                                          40,000        40,000   9/12/13        0.0500

Steve Lewis      Employee         9/15/03                                          30,000        30,000   9/12/13        0.0500

Warren Klautt    Employee         9/15/03                                          32,500        32,500   9/12/13        0.0500

William Dixon    Employee         9/15/03                                          28,000        28,000   9/12/13        0.0500

Carmella Bovi    Employee         9/15/03                                          26,000        26,000   9/12/13        0.0500

Derek Beckstead  Employee         9/15/03                                          20,000        20,000   9/12/13        0.0500

                                               ------------------------------------------------------------------------------------
Options totals                                                                                15,014,667

                                                             12

                                  Date of        2001         2002      2003        2004     3/31/2004                  Exercise
Name             Type              Grant       Granted       Granted   Granted    Granted   Outstanding  Expiration      Price
----             ----            --------      -------       -------   -------    -------   -----------  ----------     --------
Warrants

Larry Van Etten  Investor         5/22/00        100,000           -          -                 100,000    6/30/04       0.5600

David Cantley    Investor         2/17/00         50,000           -          -                  50,000    6/30/04       1.4325

David Cantley    Investor         5/26/00         50,000           -          -                  50,000    6/30/04       0.5625
Arthur & Joann
Calabro          Investor         11/30/99         6,667           -          -                   6,667   11/30/04       0.7500

George Campen    Investor         11/30/99         3,333           -          -                   3,333   11/30/04       0.7500
Antares Capital
Mgmt             Investor         11/30/99        47,273           -          -                  47,273   11/30/04       0.7500

Daniel Conroy    Investor         11/30/99        10,000           -          -                  10,000   11/30/04       0.7500
Bill and Dawn
DeRosa           Investor         11/30/99         5,000           -          -                   5,000   11/30/04       0.7500

Donald Downs     Investor         11/30/99        12,667           -          -                  12,667   11/30/04       0.7500

Peter Glint      Investor         11/30/99        13,333           -          -                  13,333   11/30/04       0.7500

John Goodman     Investor         11/30/99        20,000           -          -                  20,000   11/30/04       0.7500
Maxwell
Hazelwood        Investor         11/30/99         5,000           -          -                   5,000   11/30/04       0.7500
John & Penny
Holmes           Investor         11/30/99        20,000           -          -                  20,000   11/30/04       0.7500

Stephen Holmes                    11/30/99        20,000           -          -                  20,000   11/30/04       0.7500

Robert Imparato  Investor         11/30/99         5,000           -          -                   5,000   11/30/04       0.7500

SOG Investments  Investor         11/30/99        20,000           -          -                  20,000   11/30/04       0.7500
Robert & Janet
Lewis            Investor         11/30/99        20,000           -          -                  20,000   11/30/04       0.7500
John & Barbara
Meeks            Investor         11/30/99         3,333           -          -                   3,333   11/30/04       0.7500

Ronald Musich    Investor         11/30/99        20,000           -          -                  20,000   11/30/04       0.7500
Enid & Bernard
Rudd             Investor         11/30/99        10,000           -          -                  10,000   11/30/04       0.7500

James Engstrom   Investor         11/30/99         6,667           -          -                   6,667   11/30/04       0.7500

Paul Higbee      Bridge Loan A    8/16/02              -           -    500,000                 500,000    8/16/07       0.1000
 Bernard F
Brennan          Bridge Loan A    8/16/02              -           -    500,000                 500,000    8/16/07       0.1000

Terry Peets      Bridge Loan A    8/16/02              -           -    100,000                 100,000    8/16/07       0.1000

Anthony Meyer    Bridge Loan A    8/16/02              -           -  1,500,000               1,500,000    8/16/07       0.1000

Randall Fields   Bridge Loan A    8/16/02              -           -  2,000,000               2,000,000    8/16/07       0.1000

Thomas Wilson    Bridge Loan A    8/16/02              -           -    750,000                 750,000    8/16/07       0.1000
Anderson         Bridge Loan A
Weinroth         (Anti dilution)  8/16/02              -           -  8,458,334               8,458,334    8/16/07       0.1000

                                                               13

                                  Date of        2001         2002      2003        2004     3/31/2004                  Exercise
Name             Type              Grant       Granted       Granted   Granted    Granted   Outstanding  Expiration      Price
----             ----            --------      -------       -------   -------    -------   -----------  ----------     --------
                 Bridge Loan A
Randall Fields   (Anti dilution)  8/16/02              -           -  1,450,000               1,450,000   8/16/07        0.1000
 Bernard F       Bridge Loan A
Brennan          (Anti dilution)  8/16/02              -           -  1,450,000               1,450,000   8/16/07        0.1000
                 Bridge Loan A
Thomas Wilson    (Anti dilution)  8/16/02              -           -  1,208,334               1,208,334   8/16/07        0.1000

 Paul Higbee     Bridge Loan B    11/12/02             -           -  2,298,512               2,298,512   11/12/07       0.0400
 Bernard F
Brennan          Bridge Loan B    11/12/02             -           -  2,298,512               2,298,512   11/12/07       0.0400

 Terry Peets     Bridge Loan B    11/12/02             -           -    297,540                 297,540   11/12/07       0.0400

 Anthony Meyer   Bridge Loan B    11/12/02             -           -  5,273,913               5,273,913   11/12/07       0.0400

Randall Fields   Bridge Loan B    11/12/02             -           -  6,761,614               6,761,614   11/12/07       0.0400

Thomas Wilson    Bridge Loan B    11/12/02             -           -  3,042,362               3,042,362   11/12/07       0.0400
 Anderson        Bridge Loan B
Weinroth         (Anti dilution)  11/12/02             -           -  8,625,000               8,625,000   11/12/07       0.0700
                 Bridge Loan B
Randall Fields   (Anti dilution)  11/12/02             -           -  1,478,571               1,478,571   11/12/07       0.0700
 Bernard F       Bridge Loan B
Brennan          (Anti dilution)  11/12/02             -           -  1,478,571               1,478,571   11/12/07       0.0700
                 Bridge Loan B
Thomas Wilson    (Anti dilution)  11/12/02             -           -  1,232,143               1,232,143   11/12/07       0.0700
 Triple Net
Investments      Lender           12/24/02             -           -  7,142,857               7,142,857   12/24/04       0.0700
 Jonathan        Legal
Eichner          Settlement       6/30/03              -           -  1,575,000               1,575,000                       -
                                              ----------------------------------------------------------------------------------
Warrants totals                                                                              59,869,536

Total options & warrants                                                                     74,884,203
                                                                                          =============
                                                             14